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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): February 12, 1998



                               TEL OFFSHORE TRUST
             (Exact name of Registrant as specified in its charter)



              Texas                                    0-6910                                      76-6004064
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)
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                    Chase Bank of Texas, National Association
                                Corporate Trustee
                                 712 Main Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 216-5712
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS


         Tel Offshore  Trust received a copy of the "Letter Report as of October
31, 1997 on Reserves and Revenue of Certain Properties owned by the Tel Offshore
Trust Partnership -- SEC Case" prepared by DeGolyer and MacNaughton. A copy of this report is attached hereto as Exhibit 99.1 and incorporated herein by reference.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEL OFFSHORE TRUST

                                   By: Chase Bank of Texas, National Association


                                   By:/s/ Pete Foster
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                                      Pete Foster
                                      Senior Vice President and Trust Officer


Date: February 12, 1998